UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 17, 2021 (August 16, 2021)

W. R. GRACE & CO.
(Exact name of registrant as specified in its charter)

Delaware	1-13953	65-0773649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7500 Grace Drive, Columbia, Maryland 21044-4098
(Address of principal executive offices) (Zip Code)

(410) 531-4000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

W. R. GRACE & CO.

FORM 8-K
CURRENT REPORT

Item 1.01	Entry into a Material Definitive Agreement.

As previously announced, on August 3, 2021 and in connection with Agreement and Plan of Merger, dated as of April 26, 2021, by and among W. R. Grace & Co., a Delaware corporation (the “Company”), W. R. Grace Holdings LLC (formerly known as Gibraltar Acquisition Holdings LLC), a Delaware limited liability company (“Holdings”) and a wholly owned subsidiary of Standard Industries Holdings Inc. (“Standard Industries Holdings”), and Gibraltar Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Holdings (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Holdings (the “Merger”), Holdings commenced offers to eligible holders to exchange (each an “Exchange Offer” and collectively, the “Exchange Offers”) any and all outstanding notes issued by W. R. Grace & Co.-Conn. (the “Grace Issuer”) for (1) up to $1,050,000,000 aggregate principal amount of new notes issued by Holdings and (2) cash. In conjunction with the Exchange Offers, the Grace Issuer solicited consents (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to adopt certain proposed amendments (the “Proposed Amendments”) to the applicable indenture (each, an “Indenture”) establishing the Grace Issuer’s 5.625% Notes due 2024 (the “2024 Notes”) and the Grace Issuer’s 4.875% Notes due 2027 (the “2027 Notes” and, together with the 2024 Notes, the “Notes”) to eliminate certain of the covenants, restrictive provisions, events of default and guarantee provisions from such indentures, in each case in the applicable Indenture, as set forth in the Offering Memorandum and Consent Solicitation Statement, dated as of August 3, 2021 (the “Offering Memorandum and Consent Solicitation Statement”).

On August 17, 2021, the Grace Issuer received consent of the holders of the majority of the outstanding principal amount of each of the 2024 Notes and the 2027 Notes to the Proposed Amendments in the Exchange Offers, and the Grace Issuer and Wilmington Trust, National Association, as trustee for each of the 2024 Notes and the 2027 Notes, entered into a Fourth Supplemental Indenture with respect to the Notes, dated as of August 17, 2021 (the “Fourth Supplemental Indenture”), amending and supplementing the applicable Indenture governing the Notes. The Fourth Supplemental Indenture, among other things, includes the Proposed Amendments. Although the Fourth Supplemental Indenture was effective upon execution, the amendments to the 2024 Notes and the Indenture governing the 2024 Notes, and the amendments to the 2027 Notes and the Indenture governing the 2027 Notes, as set forth in the Fourth Supplemental Indenture, will become operative upon the settlement of the Exchange Offers. Accordingly, the terms of the Fourth Supplemental Indenture will be null and void, and the terms of the applicable Indenture governing the 2024 Notes or the 2027 Notes will continue in full force and effect without any modification by the applicable Fourth Supplemental Indenture, if the settlement of the Exchange Offers does not occur.

The above description of the Fourth Supplemental Indenture is qualified in its entirety by reference to the Fourth Supplemental Indenture, which is attached hereto as Exhibit 4.1, and incorporated into this Item 1.01 by reference.

Item 7.01.	Regulation FD Disclosures.

On August 16, 2021, the Company and Holdings issued a joint press release (the “Press Release”) announcing (i) the early results of the Exchange Offers and related consent solicitations for any and all of the 2024 Notes and the 2027 Notes and (ii) the expiration of the Grace Issuer’s consent solicitation to amend each Series of Notes, as described in the Offering Memorandum and Consent Solicitation Statement.

A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference herein.

This information that is furnished shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information and exhibit in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
4.1	Fourth Supplemental Indenture, dated as of August 17, 2021, by and among W.R. Grace & Co.-Conn and Wilmington Trust, National Association, as trustee.

99.1	Joint press release, dated August 16, 2021.

104	Cover Page Interactive Data File (formatted as Inline XBRL and included in Exhibit 101).

Forward-looking statements

Certain statements contained in this communication may contain forward-looking statements, that is, information related to future, not past, events.  Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions.  Forward-looking statements include, without limitation, statements regarding:  financial positions; results of operations; cash flows; financing plans; business strategy; operating plans; capital and other expenditures; impact of COVID-19 on Grace’s business; competitive positions; growth opportunities for existing products; benefits from new technology; benefits from cost reduction initiatives; succession planning; markets for securities; the anticipated timing of closing of the Merger and the potential benefits of the Merger.  For these statements, Grace claims the protections of the safe harbor for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Grace is subject to risks and uncertainties that could cause actual results or events to differ materially from its projections or that could cause forward-looking statements to prove incorrect.   Factors that could cause actual results or events to differ materially from those contained in the forward-looking statements include, without limitation:  risks related to foreign operations, especially in areas of active conflicts and in emerging regions; the costs and availability of raw materials, energy, and transportation; the effectiveness of Grace’s research and development and growth investments; acquisitions and divestitures of assets and businesses; developments affecting Grace’s outstanding indebtedness; developments affecting Grace’s pension obligations; legacy matters (including product, environmental, and other legacy liabilities) relating to past activities of Grace; its legal and environmental proceedings; environmental compliance matters (including existing and potential laws and regulations pertaining to climate change, or our products and services); the inability to establish or maintain certain business relationships; the inability to hire or retain key personnel; natural disasters such as storms and floods; fires and force majeure events; the economics of our customers’ industries, including the petroleum refining, petrochemicals, and plastics industries, and shifting consumer preferences; public health and safety concerns, including pandemics and quarantines; changes in tax laws and regulations; international trade disputes, tariffs, and sanctions; the potential effects of cyberattacks; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the failure to satisfy any of the other conditions to the completion of the Merger; risks relating to the financing required to complete the Merger; the effect of the announcement of the Merger on the ability of Grace to retain and hire key personnel and maintain relationships with its customers, vendors and others with whom it does business, or on its operating results and businesses generally; the effects of the Merger on the integration of the Fine Chemistry Services business acquired by Grace from Albemarle Corporation for approximately $570 million, which was announced by Grace on February 26, 2021 and consummated on June 1, 2021; risks associated with the disruption of management’s attention from ongoing business operations due to the Merger; the ability to meet expectations regarding the timing and completion of the Merger; significant transaction costs, fees, expenses and charges; the risk of litigation and/or regulatory actions related to the Merger; other business effects, including the effects of industry, market, economic, political, regulatory or world health conditions (including new or ongoing effects of the COVID-19 pandemic), and other factors detailed in Grace’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2020 and Grace’s other filings with the SEC, which are available at http://www.sec.gov and on Grace’s website at www.grace.com. Our reported results should not be considered as an indication of our future performance.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Grace undertakes no obligation to release publicly any revisions to our projections and forward-looking statements, or to update them to reflect events or circumstances occurring after the dates those projections and statements are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

By	/s/ Cherée Johnson
Cherée Johnson
Senior Vice President, General Counsel, and Secretary

Dated: August 17, 2021